UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40, avenue Monterey

L-2163 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting (the “Annual Meeting”) of the shareholders of Altisource Portfolio Solutions S.A. (the “Company”) was held on May 21, 2014. On the record date for the Annual Meeting (March 24, 2014), 22,337,370 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The final results for each matter submitted to a vote of shareholders at the meeting were as follows.

(i)            The following directors were elected for a one (1) year term and/or until their successors are elected and qualified by the following vote:

Name	For	Withheld	Broker Non-Votes
William C. Erbey	18,472,887	1,550,828	1,101,429
William B. Shepro	20,002,957	20,758	1,101,429
W. Michael Linn	20,003,811	19,904	1,101,429
Roland Müller-Ineichen	20,003,769	19,946	1,101,429
Timo Vättö	20,003,761	19,954	1,101,429

(ii)           The appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2014 and Deloitte Audit S.à r.l. as the Company’s certified auditor for all statutory accounts as required by Luxembourg law for the same period was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,124,402	209	533	N/A

(iii)          The Company’s annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2013 (the “Luxembourg Annual Accounts”) and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States, including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2013 (together, the “Luxembourg Statutory Accounts”) were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,116,227	283	8,634	N/A

(iv)          The Directors’ reports for the Luxembourg Statutory Accounts were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,115,910	375	8,859	N/A

(v)           The allocation of the results in the Luxembourg Annual Accounts was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,122,101	644	2,399	N/A

(vi)          The compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement (“Say-on-Pay”) was approved, on an advisory (non-binding) basis, by the following vote:

For	Against	Abstentions	Broker Non-Votes
20,009,669	2,993	11,053	1,101,429

(vii)         The compensation of the Chairperson of the Company’s Compliance Committee was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
20,018,635	3,607	1,473	1,101,429

(viii)        The discharge of each of the current and past directors of the Company for the performance of their mandate during the year ended December 31, 2013 was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,106,847	7,742	10,555	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2014

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration Officer